SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 25, 2001





                            FARNSWORTH BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-24621             22-3591051
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(State or other jurisdiction         (SEC File No.)         (IRS Employer
     of incorporation)                                    Identification
                                                              Number)


789 Farnsworth Avenue, Bordentown, NJ.                      08505
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
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         On January 25, 2001, the Registrant issued a corrective press release announcing the correct amount of the Registrant's book value per share as of September 30, 2000.

         For further details, reference is made to the Press Release dated January 25, 2001, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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Exhibit 99 -- Press Release dated January 25, 2001.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    FARNSWORTH BANCORP, INC.


Date: January 26, 2001                           By:/s/Gary N. Pelehaty
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                                                    Gary N. Pelehaty
                                                    President and Chief
                                                    Executive Officer